KEELEY FUNDS, INC.

Supplement dated June 10, 2013 to the Prospectus dated January 31, 2013

Effective immediately, Kevin Chin is a Co-Portfolio Manager for the Keeley Mid Cap Value Fund. Therefore, the Prospectus is amended as follows:

•	On page 24, the section titled “Keeley Mid Cap Value Fund—Management—Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers — John L. Keeley, Jr. is the Portfolio Manager for the Fund and is primarily responsible for its day-to-day management. Mr. John L. Keeley, Jr. has been Portfolio Manager for the Fund since its inception. Brian R. Keeley and Kevin M. Chin are Co-Portfolio Managers for the Fund and assist Mr. John L. Keeley, Jr. in the day-to-day management activities of the Fund. Mr. Brian R. Keeley has managed the Fund since January 2012. Mr. Chin has managed the Fund since June 2013. The SAI provides additional information about the compensation paid to Messrs. John L. Keeley, Jr., Brian R. Keeley and Kevin M. Chin, other accounts that they manage, and their respective ownership of securities in the Fund.

•	On page 57, the section titled “Management—Portfolio Managers—Small Cap Value Fund, Small-Mid Cap Value Fund and Mid Cap Value Fund” is deleted in its entirety and replaced with the following:

Small Cap Value Fund and Small-Mid Cap Value Fund — John L. Keeley, Jr. is the Portfolio Manager for the Funds and is primarily responsible for the day-to-day management of each Fund’s portfolio. Mr. John L. Keeley, Jr. has been Portfolio Manager for each Fund since its inception. In addition, Mr. John L. Keeley, Jr. is a Chartered Financial Analyst and has been an officer of the Distributor and the Adviser since their inceptions in 1977 and 1981, respectively. The SAI provides additional information about Mr. John L. Keeley, Jr.’s compensation, other accounts that he manages, and his ownership of securities in the Funds.

Brian R. Keeley is a Co-Portfolio Manager for the Funds and assists Mr. John L. Keeley, Jr. in their day-to-day management. Mr. Brian R. Keeley has been a Co-Portfolio Manager for each Fund since January 2012. Mr. Brian R. Keeley is a Chartered Financial Analyst and joined the Adviser as a Vice President of Research in 2006. Prior to that, Mr. Brian R. Keeley was a Vice President of Research and Trading at Mid-Continent Capital LLC. The SAI provides additional information about Mr. Brian R. Keeley’s compensation, other accounts that he manages, and his ownership of securities in the Funds.

Mid Cap Value Fund — John L. Keeley, Jr. is the Portfolio Manager for the Fund and is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. John L. Keeley, Jr. has been Portfolio Manager for the Fund since its inception. See above for a description of Mr. John L. Keeley, Jr.’s background.

Brian R. Keeley and Kevin M. Chin are Co-Portfolio Managers for the Fund and assist Mr. John L. Keeley, Jr. in the day-to-day management of the Fund. Mr. Brian R. Keeley has been a Co-Portfolio Manager of the Fund since January 2012. See above for a brief description of Mr. Brian R. Keeley’s background. Mr. Chin has been a Co-Portfolio Manager of the Fund since June 2013. Prior to that, Mr. Chin was a Senior Vice President and Portfolio Manager at Cramer Rosenthal McGlynn, LLC. The SAI provides additional information about Mr. Chin’s compensation, other accounts that he manages, and his ownership of securities in the Funds.

KEELEY FUNDS, INC.

Supplement dated June 10, 2013 to the Statement of Additional Information dated January 31, 2013

Effective immediately, Kevin Chin is a Co-Portfolio Manager for the Keeley Mid Cap Value Fund. Therefore, the Statement of Additional Information is amended as follows:

•	On page 30, the following is added as a new third paragraph under the section titled “Portfolio Managers:”

Mr. Kevin M. Chin is the Co-portfolio manager of Mid Cap Value Fund. Mr. Chin managed 71 other accounts with Mr. John L. Keeley, Jr. and Brian R. Keeley as of June 5, 2013. None of the accounts managed by Mr. Chin provide for a performance-based fee.

•	On page 32, the eighth and ninth paragraphs under the section titled “Portfolio Managers” is deleted in its entirety and replaced with the following:

Messrs. Browne and Leonard receive a portion of their bonus compensation based upon the performance of Small Cap Dividend Value Fund and Mid Cap Dividend Value Fund relative to their performance benchmarks and peer group rankings. Under certain circumstances, Messrs. Browne and Leonard are eligible to receive a portion of the advisory fees generated by Small Cap Dividend Value Fund and Mid Cap Dividend Value Fund. Mr. Brian Keeley receives a portion of his bonus compensation based upon the performance of Small Cap Value Fund and Small-Mid Cap Value Fund relative to their performance benchmarks and peer group rankings. Under certain circumstances, Mr. Brian Keeley is eligible to receive a portion of the advisory fees generated by Small-Mid Cap Value Fund and Mid Cap Value Fund. Mr. Chin receives a portion of his bonus compensation based upon the performance of Small-Mid Cap Value Fund and Mid Cap Value Fund relative to their performance benchmarks and peer group rankings. Under certain circumstances, Mr. Chin is eligible to receive a portion of the advisory fees generated by Small-Mid Cap Value Fund and Mid Cap Value Fund. Mr. Ciskowski receives a portion of his bonus compensation based upon the performance of All Cap Value Fund relative to its performance benchmark and peer group ranking. Under certain circumstances, Mr. Ciskowski is eligible to receive a portion of the advisory fees generated by All Cap Value Fund. Mr. John L. Keeley, Jr. does not receive any compensation specifically for acting as portfolio manager of Small Cap Value Fund, Small-Mid Cap Value Fund, Mid Cap Value Fund, All Cap Value Fund and the equity investments of Alternative Value Fund. However, as the controlling shareholder of Joley Corp., the parent company of the Adviser, Mr. John L. Keeley, Jr. has the benefit of receiving the majority of the management fees paid by the Funds to the Adviser, after payment by the Adviser of all of its expenses.

As of September 30, 2012, Mr. Browne beneficially owned $100,001-500,000 in Small Cap Dividend Value Fund and $100,001-$500,000 in Mid Cap Dividend Value Fund. Mr. Leonard beneficially owned $50,001-100,000 in Small Cap Dividend Value Fund and $50,001-$100,000 in Mid Cap Dividend Value Fund. Mr. Brian Keeley beneficially owned $10,001-50,000 in Small Cap Value Fund, $100,001-500,000 in Small-Mid Cap Value Fund and $10,001-$50,000 in All Cap Value Fund. Mr. Brian Keeley did not beneficially own any shares of Mid Cap Value Fund or Alternative Value Fund. Mr. Ciskowski beneficially owned $50,001-$100,000 in All Cap Value Fund. Mr. John L. Keeley, Jr. beneficially owned over $1,000,000 in each of the Funds. As of June 10, 2013, Mr. Chin did not beneficially own any shares of Mid Cap Value Fund.